Exhibit 99.2

                                     [LOGO]

                                   Endurance

                        Endurance Specialty Holdings Ltd.

                          INVESTOR FINANCIAL SUPPLEMENT

                               THIRD QUARTER 2004

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Massa B. Cressall
Strategic Planning and Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: mcressall@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

                     Financial Supplement Table of Contents

                                                                           Page
       i. Basis of Presentation                                                i
       ii. Organizational Chart of Executive Management                       ii
       iii. Organizational Chart of Corporate Structure                      iii

       I. Financial Highlights                                                 1

       II. Consolidated Financial Statements
           a. Consolidated Statements of Income                                2
           b. Consolidated Balance Sheets                                      3
           c. Segment Data Distribution                                        4
           d. Consolidated Segment Data                                        5

       III. Other Financial Information
           a. Unrealized Gains and Operating Cash Flow                         7
           b. Return on Equity Analysis                                        8
           c. ROE Component Analysis - Operating and Investment Leverage       9
           d. Investment Portfolio Information                                10

       IV. Loss Reserve Analysis
           a. Activity in Reserve for Losses and Loss Expenses                11
           b. Analysis of Unpaid Losses and Loss Expense                      12

       V. Share Analysis
           a. Dilutive Shares Outstanding                                     13
           b. Earnings Per Share Analysis -- As Reported                      14
           c. Dilutive Shares Sensitivity Analysis                            15
           d. Book Value Per Share Analysis                                   16

       VI. Regulation G                                                       17

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2003.

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

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

o All financial information contained herein is unaudited, except December 31, 2003 and December 31, 2002 full year balance sheet and income statement data.

o Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

o As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

o Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

o GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

o     NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

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                                        i

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               ORGANIZATION CHART

                       Endurance Specialty Holdings Ltd.

      Chairman, President and Chief Executive Officer - Kenneth LeStrange

           Chief Financial Officer - James Kroner Chief Actuary and Chief Risk Officer - David Cash General Counsel - John Del Col

    [THE FOLLOWING WAS REPRESENTED BY A FLOW CHART IN THE PRINTED MATERIAL.]

 Endurance Reinsurance       Endurance Specialty            Endurance              Endurance Worldwide       Endurance Insurance
Corporation of America         Insurance Ltd.           Services Limited            Insurance Limited            Operations
(Principal Operation -     (Principal Operation -    (Principal Operation -      (Principal Operation -
      New York)                   Bermuda)                  New York)                    London)

      President -                President -         Chairman, Underwriting     Chief Executive Officer -       President -
    William Jewett               Thomas Bell              Committee -                 Mark Boucher             Michael Fujii
                                                         Steven Carlsen

                                                           President -
                                                          John O'Connor

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                                       ii

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                          CORPORATE ORGANIZATION CHART

    [THE FOLLOWING WAS REPRESENTED BY A FLOW CHART IN THE PRINTED MATERIAL.]

                              Endurance Specialty
                                 Holdings Ltd.
                                   (Bermuda)

                   Endurance Specialty                    Endurance
                      Insurance Ltd.                  Services Limited
                        (Bermuda)                          (U.K.)

Endurance U.S. Holdings          Endurance
         Corp.               Worldwide Holdings
         (U.S.)                Limited (U.K.)

Endurance Reinsurance       Endurance Worldwide
Corporation of America       Insurance Limited
        (U.S.)                     (U.K.)

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                                       iii

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                     QUARTER ENDED          NINE MONTHS ENDED              Previous
                                                                     SEPTEMBER 30,             SEPTEMBER 30,      Previous  Year to
                                                                -----------------------   -----------------------  Quarter    Date
                                                                   2004         2003         2004         2003      Change   Change
                                                                ----------   ----------   ----------   ----------   ------   ------
HIGHLIGHTS        Net income                                    $   26,848   $   56,543   $  242,476   $  174,535   (52.5)%   38.9%
                  Operating income [a]                              23,712       55,245      240,006      161,414   (57.1)%   48.7%
                  Gross premiums written and acquired              367,865      325,070    1,439,157    1,339,841    13.2%     7.4%
                  Net premiums earned                              409,487      335,830    1,221,300      817,949    21.9%    49.3%
                  Total assets                                   4,927,303    3,363,148    4,927,303    3,363,148    46.5%    46.5%
                  Total shareholders' equity                     1,770,824    1,564,646    1,770,824    1,564,646    13.2%    13.2%
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE         Basic earnings per share
AND SHARES DATA     Net income (as reported)                    $     0.43   $     0.88   $     3.84   $     2.79   (50.7)%   37.6%
                    Operating income (as reported) [a]          $     0.38   $     0.86   $     3.80   $     2.58   (55.4)%   47.3%
                  Diluted earnings per share
                    Net income (as reported)                    $     0.40   $     0.83   $     3.58   $     2.68   (51.6)%   33.7%
                    Operating income (as reported) [a]          $     0.36   $     0.81   $     3.54   $     2.48   (56.2)%   43.1%

    As Reported   Weighted average common shares outstanding        62,043       64,414       63,149       62,557    (3.7)%    0.9%
                  Weighted average common shares outstanding
                       and dilutive potential common shares         66,476       67,795       67,708       65,166    (1.9)%    3.9%

    Book Value    Book value [b]                                $    28.61   $    24.43   $    28.61   $    24.43    17.1%    17.1%
    Per Share     Diluted book value (treasury stock
                       method) [b]                              $    26.69   $    23.19   $    26.69   $    23.19    15.1%    15.1%
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL RATIOS  ROAE, net income [c]                                 1.5%         3.6%        14.2%        12.5%    (2.1)%   1.7%
                  ROAE, operating income [a] [c]                       1.4%         3.5%        14.1%        11.6%    (2.2)%   2.4%

                  Annualized ROAE, net income [c]                      6.1%        14.5%        18.9%        16.7%    (8.4)%   2.2%
                  Annualized ROAE, operating income [a] [c]            5.4%        14.2%        18.7%        15.5%    (8.8)%   3.3%
                  Annualized investment yield                          3.8%         3.3%         3.7%         3.3%     0.4%    0.3%

                  Loss ratio                                          75.3%        59.2%        58.9%        57.3%    16.1%    1.6%

    GAAP          Acquisition expense ratio                           19.8%        20.7%        20.4%        19.7%    (0.9)%   0.7%
                  General and administrative expense ratio             7.9%         8.6%         7.9%         8.7%    (0.7)%  (0.8)%
                                                                ----------   ----------   ----------   ----------   ------   ------
                    Combined ratio                                   103.0%        88.5%        87.2%        85.7%    14.5%    1.5%

    STAT          Acquisition expense ratio                           19.2%        19.7%        19.8%        20.9%    (0.5)%  (1.1)%
                  General and administrative expense ratio             9.1%         8.9%         6.8%         5.3%     0.2%    1.5%
                                                                ----------   ----------   ----------   ----------   ------   ------
                    Combined ratio                                   103.6%        87.8%        85.5%        83.5%    15.8%    2.0%
                                                                ----------                ----------
-----------------------------------------------------------------------------------------------------------------------------------

[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 14 for a reconciliation to net income.

[b]   For detailed calculations please refer to page 16.

[c] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

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                                        1

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                    QUARTER ENDED              NINE MONTHS ENDED
                                                    SEPTEMBER 30,                 SEPTEMBER 30,
                                               -----------------------     ---------------------------     YEAR ENDED
                                                 2004           2003           2004            2003       DEC. 31, 2003
                                               ---------     ---------     -----------     -----------    -------------
UNDERWRITING REVENUES
Gross premiums written and acquired            $ 367,865     $ 325,070     $ 1,439,157     $ 1,339,841     $ 1,601,997
Premiums ceded                                   (10,165)         (665)        (13,851)         (3,033)         (4,153)
                                               ---------     ---------     -----------     -----------     -----------
  Net premiums written and acquired              357,700       324,405       1,425,306       1,336,808       1,597,844
Change in unearned premiums                       51,787        11,425        (204,006)       (518,859)       (423,897)
                                               ---------     ---------     -----------     -----------     -----------
Net premiums earned                            $ 409,487     $ 335,830     $ 1,221,300     $   817,949     $ 1,173,947
                                               ---------     ---------     -----------     -----------     -----------

UNDERWRITING EXPENSES
Losses and loss expenses                       $ 308,255     $ 198,665     $   719,472     $   468,341     $   663,696
Acquisition expenses                              81,147        69,382         249,332         161,423         230,549
General and administrative expenses               32,533        28,905          96,837          71,448         100,657
                                               ---------     ---------     -----------     -----------     -----------
  Total underwriting expenses                    421,935       296,952       1,065,641         701,212         994,902
                                               ---------     ---------     -----------     -----------     -----------
  Underwriting income                          ($ 12,448)    $  38,878     $   155,659     $   116,737     $   179,045
                                               ---------     ---------     -----------     -----------     -----------

OTHER OPERATING REVENUE/EXPENSES
Net investment income                          $  30,978     $  18,736     $    84,597     $    49,758     $    71,010
Interest expense                                  (3,771)       (1,013)         (5,433)         (3,393)         (4,238)
Amortization of intangibles                         (882)         (944)         (2,770)         (2,294)         (3,237)
                                               ---------     ---------     -----------     -----------     -----------
  Total other operating revenue/expenses       $  26,325     $  16,779     $    76,394     $    44,071     $    63,535
                                               ---------     ---------     -----------     -----------     -----------
INCOME BEFORE OTHER ITEMS                         13,877        55,657         232,053         160,808         242,580

OTHER
Net foreign exchange (losses) gains            $   3,089     $   2,123     ($    2,949)    $     6,717     $     9,883
Net realized (losses) gains on investments           814          (932)          5,376           6,985           5,718
Income tax (expense) benefit                       9,068          (305)          7,996              25           5,256
                                               ---------     ---------     -----------     -----------     -----------
NET INCOME                                     $  26,848     $  56,543     $   242,476     $   174,535     $   263,437
                                               =========     =========     ===========     ===========     ===========

KEY RATIOS/PER SHARE DATA
Loss ratio                                          75.3%         59.2%           58.9%           57.3%           56.5%
Acquisition expense ratio                           19.8%         20.7%           20.4%           19.7%           19.6%
General and administrative expense ratio             7.9%          8.6%            7.9%            8.7%            8.6%
                                               ---------     ---------     -----------     -----------     -----------
Combined ratio                                     103.0%         88.5%           87.2%           85.7%           84.7%
                                               =========     =========     ===========     ===========     ===========

Weighted average basic shares outstanding         62,043        64,414          63,149          62,557          62,933
Weighted average dilutive shares outstanding      66,476        67,795          67,708          65,166          65,900

Basic EPS                                      $    0.43     $    0.88     $      3.84     $      2.79     $      4.19
Diluted EPS                                    $    0.40     $    0.83     $      3.58     $      2.68     $      4.00

ROAE [a]                                             1.5%          3.6%           14.2%           12.5%           18.4%

[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

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                                        2

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS

                                                        SEPT. 30, 2004    DEC. 31, 2003
                                                        --------------    -------------
ASSETS
Cash and cash equivalents                                  $  358,785       $  150,923
Fixed maturity investments available for sale               3,210,428        2,523,309
Investments in other ventures, under equity method             78,608               --
Premiums receivable, net                                      647,427          518,539
Deferred acquisition costs                                    217,078          183,387
Securities lending collateral                                 284,450               --
Prepaid reinsurance premiums                                    7,057            2,335
Losses recoverable                                             22,627            1,442
Accrued investment income                                      27,787           20,434
Intangible assets                                              31,405           32,407
Other assets                                                   41,651           26,188
                                                           ----------       ----------
TOTAL ASSETS                                               $4,927,303       $3,458,964
                                                           ==========       ==========

LIABILITIES
Reserve for losses and loss expenses                       $1,448,962       $  833,158
Reserve for unearned premiums                               1,033,341          824,685
Reinsurance balances payable                                   25,517           23,977
Securities lending payable                                    284,450               --
Long term debt                                                247,775          103,029
Net payable for investments purchased                          76,375               --
Other liabilities                                              40,059           29,300
                                                           ----------       ----------
TOTAL LIABILITIES                                          $3,156,479       $1,814,149
                                                           ----------       ----------

SHAREHOLDERS' EQUITY
Common shares
  61,680,352 issued and outstanding (2003 - 63,912,000)    $   61,680       $   63,912
Additional paid-in capital                                  1,123,280        1,189,570
Accumulated other comprehensive income                         35,846           46,068
Retained earnings                                             550,018          345,265
                                                           ----------       ----------
TOTAL SHAREHOLDERS' EQUITY                                 $1,770,824       $1,644,815
                                                           ----------       ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $4,927,303       $3,458,964
                                                           ==========       ==========

Book value per share                                       $    28.61       $    25.68
Diluted book value per share (treasury stock method)       $    26.69       $    24.03

RATIOS
Debt-to-capital                                                  12.3%             5.9%

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                                        3

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              SEGMENT DISTRIBUTION
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                     Gross Premiums Written = $1,439 million
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL]

                               Source of Business

                          Property               45%

                          Casualty               46%

                          Other Specialty         9%


                                Type of Business

                          Reinsurance            77%

                          Insurance              23%


                              Broker Distribution

                          Willis                  9%

                          Aon                    35%

                          Marsh                  28%

                          Benfield                9%

                          Other                  19%

--------------------------------------------------------------------------------

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                                        4

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2004

                                                                                                           Aerospace
                                                                                                             and
                                Property Per     Property       Casualty       Property      Casualty       Other
                                Risk Treaty     Catastrophe      Treaty       Individual    Individual     Specialty       Total
                                Reinsurance     Reinsurance    Reinsurance       Risk          Risk          Lines        Company
                                ------------    -----------    -----------    ----------    ----------    ----------     ----------
UNDERWRITING REVENUES
Gross premiums written          $   33,964      $   38,413     $  164,495     $   25,467    $   59,993    $   45,533     $  367,865
                                ----------      ----------     ----------     ----------    ----------    ----------     ----------
Net premiums written            $   28,796      $   35,476     $  164,468     $   23,930    $   59,993    $   45,037     $  357,700
                                ----------      ----------     ----------     ----------    ----------    ----------     ----------
Net premiums earned             $  106,583      $   65,079     $   94,904     $   26,953    $   61,406    $   54,562     $  409,487
                                ----------      ----------     ----------     ----------    ----------    ----------     ----------

UNDERWRITING EXPENSES
Losses and loss expenses        $  105,486      $   41,885     $   62,007     $   16,975    $   40,547    $   41,355     $  308,255
Acquisition expenses                31,558           7,248         21,748          3,105         5,831        11,657         81,147
General and administrative
  expenses                           5,545           4,651         10,273          2,761         5,501         3,802         32,533
                                ----------      ----------     ----------     ----------    ----------    ----------     ----------
Total expenses                     142,589          53,784         94,028         22,841        51,879        56,814        421,935
                                ----------      ----------     ----------     ----------    ----------    ----------     ----------

UNDERWRITING INCOME (LOSS)      ($  36,006)     $   11,295     $      876     $    4,112    $    9,527    ($   2,252)    ($  12,448)
                                ==========      ==========     ==========     ==========    ==========    ==========     ==========

GAAP RATIOS
Loss ratio                            99.0%           64.4%          65.3%          63.0%         66.0%         75.8%          75.3%
Acquisition expense ratio             29.6%           11.1%          22.9%          11.5%          9.5%         21.4%          19.8%
General and administrative
  expense ratio                        5.2%            7.1%          10.8%          10.2%          9.0%          7.0%           7.9%
                                ----------      ----------     ----------     ----------    ----------    ----------     ----------
Combined ratio                       133.8%           82.6%          99.0%          84.7%         84.5%        104.2%         103.0%
                                ==========      ==========     ==========     ==========    ==========    ==========     ==========

STATUTORY RATIOS
Loss ratio                            99.0%           64.4%          65.3%          63.0%         66.0%         75.8%          75.3%
Acquisition expense ratio              7.1%           12.0%          27.9%          11.3%          6.4%         21.8%          19.2%
General and administrative
  expense ratio                       19.3%           13.1%           6.2%          11.5%          9.2%          8.4%           9.1%
                                ----------      ----------     ----------     ----------    ----------    ----------     ----------
Combined ratio                       125.4%           89.5%          99.4%          85.8%         81.6%        106.0%         103.6%
                                ==========      ==========     ==========     ==========    ==========    ==========     ==========

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                                        5

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                                                                            Aerospace
                                                                                                               and
                                         Property Per    Property    Casualty      Property     Casualty      Other
                                         Risk Treaty   Catastrophe    Treaty      Individual   Individual   Specialty      Total
                                         Reinsurance   Reinsurance  Reinsurance      Risk         Risk        Lines       Company
                                         ------------  -----------  -----------   ----------   ----------   ----------   ----------
UNDERWRITING REVENUES
Gross premiums written                    $  332,628    $  230,885   $  404,341   $   85,454   $  194,499   $  191,350   $1,439,157
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Net premiums written                      $  327,460    $  227,948   $  401,536   $   83,349   $  194,159   $  190,854   $1,425,306
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Net premiums earned                       $  336,593    $  175,259   $  290,191   $   74,266   $  175,675   $  169,316   $1,221,300
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------

UNDERWRITING EXPENSES
Losses and loss expenses                  $  224,917    $   48,297   $  185,141   $   33,946   $  114,445   $  112,726   $  719,472
Acquisition expenses                          91,918        20,357       74,008        8,850       18,155       36,044      249,332
General and administrative expenses           21,322        15,667       25,432        8,027       15,435       10,954       96,837
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Total expenses                               338,157        84,321      284,581       50,823      148,035      159,724    1,065,641
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------

UNDERWRITING INCOME (LOSS)                ($   1,564)   $   90,938   $    5,610   $   23,443   $   27,640   $    9,592   $  155,659
                                          ==========    ==========   ==========   ==========   ==========   ==========   ==========

GAAP RATIOS
Loss ratio                                      66.8%         27.6%        63.8%        45.7%        65.1%        66.6%        58.9%
Acquisition expense ratio                       27.3%         11.6%        25.5%        11.9%        10.3%        21.3%        20.4%
General and administrative expense ratio         6.3%          8.9%         8.8%        10.8%         8.8%         6.5%         7.9%
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Combined ratio                                 100.4%         48.1%        98.1%        68.4%        84.2%        94.4%        87.2%
                                          ==========    ==========   ==========   ==========   ==========   ==========   ==========

STATUTORY RATIOS
Loss ratio                                      66.8%         27.6%        63.8%        45.7%        65.1%        66.6%        58.9%
Acquisition expense ratio                       25.0%         12.8%        26.0%        11.9%         9.6%        20.4%        19.8%
General and administrative expense ratio         6.5%          6.9%         6.3%         9.6%         7.9%         5.7%         6.8%
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Combined ratio                                  98.3%         47.3%        96.1%        67.2%        82.6%        92.7%        85.5%
                                          ==========    ==========   ==========   ==========   ==========   ==========   ==========

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                                        6

                        ENDURANCE SPECIALTY HOLDINGS LTD.
          PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

                                                               3Q 2003     4Q 2003    1Q 2004    2Q 2004      3Q 2004
                                                               --------   --------   --------   ---------    --------

Unrealized holding gains (losses) on investments, period end   $ 39,616   $ 26,230   $ 47,176   ($ 21,374)   $ 15,908

Operating cash flow                                            $286,765   $269,127   $269,756   $ 319,167    $306,683

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                                        7

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            RETURN ON EQUITY ANALYSIS

                                                               NINE MONTHS
                                                                  ENDED
                                                              SEPT. 30, 2004
                                                             ---------------

Average equity [a]                                           $     1,707,820

Net premiums earned                                          $     1,221,300
Combined ratio                                                          87.2%
Operating margin                                                        12.8%
Premium leverage                                                        0.72x
                                                             ---------------
Implied ROAE from underwriting activity                                  9.1%
                                                             ---------------

Average invested assets at amortized cost                    $     3,088,712
Investment leverage                                                     1.81x
Year to date investment income yield, pretax                          2.7389%
                                                             ---------------
Implied ROAE from investment activity                                    5.0%
                                                             ---------------

                                                             ---------------
Implied Pre-tax Operating ROAE, for period                              14.1%
                                                             ---------------

                                                             ---------------
Implied Pre-tax Operating ROAE, annualized                              18.7%
                                                             ===============

[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

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                                        8

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               ANNUALIZED OPERATING LEVERAGE & INVESTMENT LEVERAGE

                                                                                                           Year Ended
                                           3Q 2003      4Q 2003      1Q 2004     2Q 2004      3Q 2004    Dec. 31, 2003
                                         ----------   ----------   ----------   ----------   ----------  -------------
Average equity                           $1,556,224   $1,604,731   $1,703,959   $1,747,187   $1,751,048    $1,431,158

Net premiums earned                      $  335,830   $  355,998   $  415,826   $  395,987   $  409,487    $1,173,947

Operating leverage                            0.22x        0.22x        0.24x        0.23x        0.23x         0.82x

                                         ----------------------------------------------------------------------------
  Annualized operating leverage               0.86x        0.89x        0.98x        0.91x        0.94x         0.82x
                                         ----------------------------------------------------------------------------

Avg. invested assets at amortized cost   $2,277,742   $2,490,349   $2,781,759   $3,010,450   $3,343,785    $2,124,518

                                         ----------------------------------------------------------------------------
  Investment leverage                         1.46x        1.55x        1.63x        1.72x        1.91x         1.48x
                                         ----------------------------------------------------------------------------

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                                        9

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              INVESTMENT PORTFOLIO
                            AS OF SEPTEMBER 30, 2004

Type of Investment                             Fair Value          Percentage
                                               ----------          ----------
Cash and equivalents                           $  282,410                 7.9%
U.S. government and agencies                      830,297                23.2%
Corporate securities                              608,342                17.0%
Foreign government                                188,386                 5.3%
Municipals                                        140,723                 3.9%
Asset-backed securities                           359,700                10.1%
Mortgage-backed securities                      1,082,980                30.3%
Investments in other ventures                      78,608                 2.2%
                                               ----------          ----------
  Total                                        $3,571,446               100.0%
                                               ==========          ==========

Ratings                                        Fair Value          Percentage
                                               ----------          ----------
U.S. Government and government agencies        $  830,297                23.2%
AAA/Aaa                                         2,088,588                58.5%
AA/Aa                                             175,245                 4.9%
A/A                                               398,708                11.2%
BBB and below                                          --                  --
Investments in other ventures/Not rated            78,608                 2.2%
                                               ----------          ----------
  Total                                        $3,571,446               100.0%
                                               ==========          ==========

Performance                                                      Sept. 30, 2004
                                                                 --------------
Annualized yield, year to date [a]                                       3.65%
Duration [b]                                                             2.91

                                     Quarter Ended    Quarter Ended    Quarter Ended
Investment Income                   March 31, 2004    June 30, 2004   Sept. 30, 2004
                                    --------------    -------------   --------------
Taxable net investment income           $24,449           $28,200         $30,025
Tax-exempt net investment income            226               744             953
                                        -------           -------         -------
  Total net investment income           $24,675           $28,944         $30,978
                                        =======           =======         =======

Note: Cash, cash equivalents and short terms are shown net of investments pending settlement.

[a] Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments

[b]   Duration excludes investments in other ventures

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                                       10

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

                            QUARTER            QUARTER           QUARTER           QUARTER           QUARTER
                             ENDED              ENDED             ENDED             ENDED             ENDED
                         SEPT. 30, 2003     DEC. 31, 2003     MARCH 31, 2004    JUNE 30, 2004    SEPT. 30, 2004
                         --------------     -------------     --------------    -------------    --------------
Incurred related to:

  Current year              $ 210,143         $ 203,881         $ 241,381         $ 229,900         $ 359,187
  Prior years                 (11,478)           (8,526)          (19,372)          (40,692)          (50,932)
                            ---------         ---------         ---------         ---------         ---------
Total incurred                198,665           195,355           222,009           189,208           308,255
                            ---------         ---------         ---------         ---------         ---------

Paid related to:

  Current year                 (8,131)          (29,315)           (2,752)          (11,027)          (28,056)
  Prior years                 (10,473)          (10,091)          (32,819)          (27,076)          (21,801)
                            ---------         ---------         ---------         ---------         ---------
Total paid                    (18,604)          (39,406)          (35,571)          (38,103)          (49,857)
                            ---------         ---------         ---------         ---------         ---------

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                                       11

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

                                                                                                         Aerospace
                                                                                                           and
                              Property Per     Property      Casualty       Property      Casualty        Other
                              Risk Treaty    Catastrophe      Treaty       Individual    Individual      Specialty      Total
                              Reinsurance    Reinsurance    Reinsurance       Risk          Risk           Lines       Company
                              -----------    -----------    -----------    ----------    ----------      ---------    ----------
AT SEPTEMBER 30, 2004
Case reserves                   $117,585       $ 19,473       $ 59,650       $20,998       $  5,000       $ 60,641    $  283,347
Total reserves                   358,961        103,188        406,780        66,541        266,909        246,583     1,448,962
                                ------------------------------------------------------------------------------------------------
Case reserves / Total reserves      32.8%          18.9%          14.7%         31.6%           1.9%          24.6%         19.6%
                                ------------------------------------------------------------------------------------------------

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                                       12

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                       DILUTIVE SHARES FOR EPS CALCULATION

                                                                                       QUARTER ENDED           NINE MONTHS ENDED
                                                                                       SEPTEMBER 30,              SEPTEMBER 30,
                                                                                    -------------------      ---------------------
                                                                                     2004        2003         2004          2003
                                                                                    -------     -------      -------       -------
DILUTIVE SHARES  Quarterly average market price per share                           $ 33.24     $ 29.66      $ 33.94       $ 26.81
OUTSTANDING:
AS REPORTED      Basic weighted average common shares outstanding                    62,043      64,414       63,149        62,557

                 Add: weighted ave. unvested restricted share units                     202           1          159            --
                    Weighted average exercise price per share                            --          --           --            --
                    Proceeds from unrecognized restricted share unit expense        $ 4,905          --      $ 4,905            --
                 Less: restricted share units bought back via treasury method          (148)         --         (145)           --

                 Add: weighted ave. dilutive warrants outstanding                     7,243       7,243        7,243         7,243
                    Weighted average exercise price per share                       $ 19.08     $ 19.80      $ 19.08       $ 19.80
                 Less: warrants bought back via treasury method                      (4,157)     (4,835)      (4,072)       (5,350)

                 Add: weighted ave. dilutive options outstanding                      3,240       3,404        3,373         3,393
                    Weighted average exercise price per share                       $ 19.36     $ 19.90      $ 19.53       $ 19.86
                    Proceeds from unrecognized option expense                       $ 1,979     $ 4,366      $ 1,979       $ 4,366
                 Less: options bought back via treasury method                       (1,946)     (2,431)      (2,000)       (2,677)
                                                                                    -------     -------      -------       -------
                 Weighted average dilutive shares outstanding                        66,476      67,795       67,708        65,166
                                                                                    =======     =======      =======       =======

Note: Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

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                                       13

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                         OPERATING INCOME RECONCILIATION
               EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

                                                       QUARTER ENDED                    NINE MONTHS ENDED
                                                       SEPTEMBER 30,                      SEPTEMBER 30,
                                                ----------------------------      -----------------------------
                                                   2004             2003             2004              2003
                                                -----------      -----------      -----------       -----------
Net income                                      $    26,848      $    56,543      $   242,476       $   174,535
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                (2,522)          (1,882)           2,586            (6,306)
  Net realized (gains) losses on investments            614)             584           (5,056)           (6,815)
                                                -----------      -----------      -----------       -----------
Operating income                                $    23,712      $    55,245      $   240,006       $   161,414
                                                ===========      ===========      ===========       ===========

Weighted average common shares outstanding
Basic                                                62,043           64,414           63,149            62,557
Dilutive                                             66,476           67,795           67,708            65,166

Basic per share data
Net income                                      $      0.43      $      0.88      $      3.84       $      2.79
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                 (0.04)           (0.03)            0.04             (0.10)
  Net realized (gains) losses on investments          (0.01)            0.01            (0.08)            (0.11)
                                                -----------      -----------      -----------       -----------
Operating income                                $      0.38      $      0.86      $      3.80       $      2.58
                                                ===========      ===========      ===========       ===========

Diluted per share data
Net income                                      $      0.40      $      0.83      $      3.58       $      2.68
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                 (0.04)           (0.03)            0.04             (0.10)
  Net realized (gains) losses on investments          (0.01)            0.01            (0.07)            (0.10)
                                                -----------      -----------      -----------       -----------
Operating income                                $      0.36      $      0.81      $      3.54       $      2.48
                                                ===========      ===========      ===========       ===========

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                                       14

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                      DILUTIVE SHARES SENSITIVITY ANALYSIS

                                                DILUTIVE SHARES OUSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                  Market Price per Share
------------------------------------------------------------------------------------------------------------------------------------
$ 30.00    $ 31.00     $ 32.00     $ 33.00     $ 34.00       $ 35.00       $ 37.00      $ 39.00     $ 41.00     $ 43.00     $ 45.00
------------------------------------------------------------------------------------------------------------------------------------
 65,897     66,112      66,314      66,504      66,683        66,852        67,162       67,440      67,691      67,918      68,125

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                                       15

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BOOK VALUE PER SHARE

                                                                                         SEPTEMBER 30,
                                                                                 ----------------------------
                                                                                    2004               2003            DEC. 31, 2003
                                                                                 ----------         ----------         -------------
DILUTIVE SHARES      Price per share at period end                               $    32.15         $    29.20           $    33.55
OUTSTANDING:
AS-IF CONVERTED [a]  Basic common shares outstanding [b]                             61,897             64,046               64,047

                     Add: unvested restricted share units                               219                  6                   11

                     Add: dilutive warrants outstanding                               7,243              7,243                7,243
                        Weighted average exercise price per share                $    19.08         $    19.80           $    19.68

                     Add: dilutive options outstanding                                3,224              3,378                3,437
                        Weighted average exercise price per share                $    19.36         $    19.90           $    19.95

                     Book Value                                                  $1,770,824         $1,564,646           $1,644,815
                     Add: proceeds from converted warrants                          138,194            143,409              142,540
                     Add: proceeds from converted options                            62,402             67,229               68,578
                                                                                 ----------         ----------           ----------
                        Pro forma book value                                     $1,971,421         $1,775,284           $1,855,933
                     Dilutive shares outstanding                                     72,583             74,673               74,737
                     --------------------------------------------------------------------------------------------------------------
                     Basic book value per share                                  $    28.61         $    24.43           $    25.68
                     Diluted book value per share                                $    27.16         $    23.77           $    24.83
                     --------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DILUTIVE SHARES      Price per share at period end                               $    32.15         $    29.20           $    33.55
OUTSTANDING:
TREASURY STOCK       Basic common shares outstanding [b]                             61,897             64,046               64,047
METHOD
                     Add: unvested restricted share units                               219                  6                   11

                     Add: dilutive warrants outstanding                               7,243              7,243                7,243
                       Weighted average exercise price per share                 $    19.08         $    19.80           $    19.68
                     Less: warrants bought back via treasury method                  (4,298)            (4,911)              (4,249)

                     Add: dilutive options outstanding                                3,224              3,378                3,437
                       Weighted average exercise price per share                 $    19.36         $    19.90           $    19.95
                     Less: options bought back via treasury method                   (1,941)            (2,302)              (2,044)
                                                                                 ----------         ----------           ----------
                     Dilutive shares outstanding                                     66,344             67,459               68,445

                     --------------------------------------------------------------------------------------------------------------
                     Basic book value per share                                  $    28.61         $    24.43           $    25.68
                     Diluted book value per share                                $    26.69         $    23.19           $    24.03
                     --------------------------------------------------------------------------------------------------------------

[a] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]   Basic common shares include vested restricted share units.

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                                       16

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                                  REGULATION G

In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 14 for a reconciliation of operating income to net income.

Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods. The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company's investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company's investments and to show the components of the Company's ROE.

The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 16 for a reconciliation of diluted book value per share to basic book value per share.

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                                       17